UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 6, 2021

ASHFORD INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)
14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

             Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC

ITEM 7.01    REGULATION FD DISCLOSURE
On May 6, 2021, Ashford Inc. (the “Company”) held an earnings conference call for its first quarter ended March 31, 2021. A copy of the conference call transcript is attached hereto as Exhibit 99.1. On May 5, 2021, the Company filed a Form 8-K that included the actual earnings release text and supplemental tables.

The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits
Exhibit Number         Description

99.1    First Quarter 2021 Earnings Conference Call Transcript of the Company, dated May 6, 2021
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 6, 2021

ASHFORD INC.

By:	/s/ ROBERT G. HAIMAN
Robert G. Haiman
Executive Vice President, General Counsel & Secretary